Supplement Dated October 18, 2024
to the Thrivent Mutual Funds Prospectus and Statement of Additional Information, each dated February 29, 2024, and to the Summary Prospectus dated February 29, 2024, for Thrivent Low Volatility Equity Fund
Shareholders of Thrivent Low Volatility Equity Fund (the “Target Fund”) recently approved the merger of the Target Fund into Thrivent Global Stock Fund (the “Acquiring Fund”). The merger will occur on or about October 24, 2024. In connection with the merger, each investment in the Target Fund will automatically be transferred into the Acquiring Fund and the Target Fund will dissolve. Following the closing of the merger, all references to the Target Fund will be deleted from the Prospectus and Statement of Additional Information.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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